SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2002

FURR'S RESTAURANT GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10725	75-2350724
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3001 E. President George W. Bush Highway
Richardson, Texas	75082
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 972-808-2923

         Item 5. Other Events

        On September 26, 2002, Furr’s Restaurant Group, Inc. (the “Company”) announced the resignation of Craig Miller as President and Chief Executive Officer and the hiring of William Snyder as Chief Restructuring Officer and acting Chief Executive Officer. The Company also announced that it had reached a preliminary understanding with its lender group. Further details are set forth in the Press Release filed herewith as Exhibit No.99.1.

         Item 7. Exhibits.

Exhibit
Number         Description of Exhibit

   99.1             Press Release dated September 26, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FURR'S RESTAURANT GROUP, INC.

By: /s/ Nancy A. Ellefson
Nancy A. Ellefson
Vice President

Dated:      September 27, 2002

EXHIBIT INDEX

Exhibit
Number                          Description of Exhibit

   99.1                              Press Release dated September 26, 2002